UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2007

CLST HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Commission File Number:  0-22972

Delaware	75-2479727
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

601 S. Royal Lane, Coppell, Texas 75019

(Address of principal executive offices)         (Zip Code)

(972) 462-3500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01               Completion of Acquisition or Disposition of Assets.

On April 12, 2007, CLST Holdings, Inc., formerly known as CellStar Corporation (the “Company”), completed the sale (the “Mexico Sale”) of its operations in Mexico to Soluciones Inalámbricas, S.A. de C.V. (“Soluciones”) and Prestadora de Servicios en Administración y Recursos Humanos, S.A. de C.V. (“Prestadora”) for $20.0 million in cash. In addition, the Company is entitled to its share of the 2007 operating profits of the operations up to the date of closing. The amount of the 2007 operating performance will be determined and paid within 150 days from closing. Soluciones is a Mexican corporation and its affiliates are retail distributors of wireless devices in Mexico with distribution centers located throughout Mexico. In April 2005, the Company’s subsidiary in Mexico, Celular Express, invested in Comunicación Inalámbrica Inteligente, S.A. de C.V. (“CII”), a joint venture with Soluciones and its individual partners. Prior to the closing of the Mexico Sale, Celular Express owned 51% of CII and the remaining 49% was owned by the individual partners of Soluciones.  In connection with the Mexico Sale, the buyers purchased all of the outstanding shares of stock in the Company’s Mexican subsidiaries, together with the Company’s interest in CII.  Prestadora, a Mexican corporation and a wholly owned subsidiary of Soluciones, is an entity with no significant activity.

Item 9.01            Financial Statements and Exhibits.

(b) Pro forma financial information.

Set forth below are pro forma statements of operations for the fiscal year ended November 30, 2006, and the quarter ended February 28, 2007, and a balance sheet as of February 28, 2007, reflecting the Mexico Sale. In addition, on April 5, 2007, the Company filed a Current Report on Form 8-K for the completion of the sale if its U.S. and Miami-based Latin American operations to wholly owned subsidiaries of Brightpoint, Inc. (the “U.S. Sale”).  As a result of the Mexico Sale and the U.S. Sale, the Company has sold substantially all of its operations.  Further, the Company’s stockholders approved a plan of dissolution on March 28, 2007, that will result in the liquidation of the Company’s assets.  The plan of dissolution is more fully described in the Company’s proxy statement filed with the Securities and Exchange Commission on February 20, 2007.  The Company intends to file an amendment to this Current Report on Form 8-K to show the pro forma effects of the Mexico Sale and the U.S. Sale on a combined basis.

CLST Holdings, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the year ended November 30, 2006
(in thousands, except per share data)

		Mexico
	CellStar	Operations	Pro Forma		Total	Pro Forma
	Historical	Historical(a)	Adjustments(f)		Adjustments	Results
Revenues	$943,140	(290,710)	—		(290,710)	652,430
Cost of sales	877,754	(271,821)	—		(271,821)	605,933
Gross profit	65,386	(18,889)	—		(18,889)	46,497
Operating expenses
Selling, general & administrative	50,485	(12,297)	—		(12,297)	38,188
Operating income (loss)	14,901	(6,592)	—		(6,592)	8,309
Other income (expense):
Interest expense	(3,916)	—	89	(b)	89	(3,827)
Loss on sale of accounts receivable	(2,578)	1,201	—		1,201	(1,377)
Intercompany interest	—	1,720	(1,720	)(c)	—	—
Gain on retirement of 12% Senior subordinated notes	566					566
Minority interest	(2,390)	2,390	—		2,390	—
Gain (loss) on sale of assets	240	—	—		—	240
Corporate allocation	—	2,299	(2,299	)(d)	—	—
Other, net	214	(193)	—		(193)	21
Total other income (expense)	(7,864)	7,417	(3,930)		3,487	(4,377)
Income (loss) before income taxes	7,037	825	(3,930)		(3,105)	3,932
Provision (benefit) for income taxes	2,786	(1,499)	(1,155	)(e)	(2,654)	132
Income (loss) from continuing operations	$4,251	2,324	(2,775)		(451)	3,800
Income (loss) per share from continuing operations:
Basic	$0.21					0.19
Diluted	$0.20					0.18
Weighted average number of shares:
Basic	20,415					20,415
Diluted	21,110					21,110

(a)              Reflects historical financial information of the Mexico operations in the consolidated financial statements.

(b)              Reflects the allocation of interest expense related to the Term Loan.

(c)              Reflects adjustment for intercompany interest on intercompany loans.  The related intercompany loans will not be repaid.

(d)              Reflects corporate allocation, including royalty fee, which would no longer be charged.

(e)              The taxes in Mexico relate to the CII joint venture and various withholding taxes associated with the Mexico operations.

(f)               Does not reflect any charge associated with the reduction in deferred tax assets that have been supported by taxable income in Mexico.

CLST Holdings, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the quarter ended February 28, 2007

(in thousands, except share data)

	CellStar Historical	Mexico Operations Historical (a)	Pro Forma Adjustments (f)		Total Adjustments	Pro Forma Results

Revenues	$196,071	(50,962)	—		(50,962)	145,109
Cost of sales	181,636	(45,450)	—		(45,450)	136,186
Gross profit	14,435	(5,512)	—		(5,512)	8,923

Operating expenses
Selling, general & administrative	12,470	(2,978)	—		(2,978)	9,492

Operating income (loss)	1,965	(2,534)	—		(2,534)	(569)

Other income (expense):
Interest expense	(961)	—	75	(b)	75	(886)
Loss on sale of accounts receivable	(527)	49	—		49	(478)
Intercompany interest	—	427	(427	)(c)	—	—
Loss on settlement of note receivable related to sale of Asia-Pacific	(494)	—				(494)
Minority interest	(1,719)	1,719	—		1,719	—
Corporate allocation	—	838	(838	)(d)	—	—
Other, net	128	(101)	—		(101)	27
Total other income (expense)	(3,573)	2,932	(1,190)		1,742	(1,831)

Income (loss) before income taxes	(1,608)	398	(1,190)		(792)	(2,400)

Provision (benefit) for income taxes	1,358	(1,332)	40	(e)	(1,292)	66

Net income (loss)	$(2,966)	1,730	(1,230)		500	(2,466)

Net income (loss) per share
Basic and diluted	$(0.14)					(0.12)

Weighted average number of shares:
Basic and diluted	20,482					20,482

(a)    Reflects historical financial information of the Mexico operations in the consolidated financials.
(b)   Reflects the allocation of interest expense related to the Term Loan.
(c)    Reflects adjustment for intercompany interest on intercompany loans.  The related intercompany loans will not be repaid.
(d)   Reflects corporate allocation, including royalty fee, which would no longer be charged.
(e)    The taxes in Mexico relate to the CII joint venture and various withholding taxes associated with the Mexico operations.
(f)    Does not reflect any charge associated with the reduction in defered tax assets that have bee supportd by taxable income in Mexico or the net loss on the sale transaction.

CLST Holdings, Inc.
Unaudited Pro Forma Consolidated Balance Sheet
February 28, 2007

(in thousands)

		Mexico
	CellStar	Operations	Pro Forma		Total	Pro Forma
	Historical	Historical (a)	Adjustments		Adjustments	Results

Assets
Cash and cash equivalents	$14,199	(6,299)	19,244	(b)	12,945	27,144
Accounts receivable, net	79,086	(15,230)	—		(15,230)	63,856
Accounts receivable, intercompany	—	(1,103)	1,103	(c)	—	—
Inventories, net	58,296	(12,705)	—		(12,705)	45,591
Deferred income taxes	917	(638)	(294	)(d)	(932)	(15)
Prepaid expenses and other current assets	5,070	(3,867)	—		(3,867)	1,203
Total current assets	157,568	(39,842)	20,053		(19,789)	137,779

Property, plant & equipment	2,226	(662)	—		(662)	1,564
Goodwill, net	—	—	—		—	—
Deferred income tax assets	6,655	—	(1,869	)(d)	(1,869)	4,786
Other assets	9,171	(5,462)	—		(5,462)	3,709
Total assets	$175,620	(45,966)	18,184		(27,782)	147,838

Liabilities and stockholders’ equity
Notes payable	$6,175	—	—		—	6,175
Current portion - Term Loan	1,000	—	—		—	1,000
Accounts payable	129,488	(19,986)	—		(19,986)	109,502
Accounts payable - intercompany	—	(23,406)	23,406	(c)	—	—
Deferred revenue	1,667	—	—		—	1,667
Accrued expenses	10,448	(1,074)	—		(1,074)	9,374
Income taxes payable	1,140	(3,617)	—		(3,617)	(2,477)
Minority interest	1,012	(1,012)	—		(1,012)	—
Total current liabilities	150,930	(49,095)	23,406		(25,689)	125,241

Term Loan	10,800	—	—		—	10,800
Total liabilities	161,730	(49,095)	23,406		(25,689)	136,041

Common stock	212	(6)	6	(e)	—	212
Additional paid in capital	124,548	(10,297)	10,297	(e)	—	124,548
Treasury stock	(94)	—	—		—	(94)
Cumulative translation adjustment	(8,719)	9,332	—		9,332	613
Retained earnings	(102,057)	4,100	(15,525	)(f)	(11,425)	(113,482)
	13,890	3,129	(5,222)		(2,093)	11,797

Total liabilities and stockholders’ equity	$175,620	(45,966)	18,184		(27,782)	147,838

Notes:

(a)       Reflects historical financial information of the Mexico Operations in the consolidated financials.
(b)       Reflects net proceeds from the transaction.
(c)       Reflects elimination of intercompany balances.
(d)       Reflects reduction in deferred tax asset attributable to income from Mexico.
(e)       Reflects elimination of consolidated entity’s investment in the Mexico operations.
(f)        Reflects the net loss on the transaction of $11.4 million  and the add back of the historical retained deficit of
            $4.1 million. The loss primarily reflects the elimination of the cumulative translation adjustment.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLST HOLDINGS, INC.

	By:	/s/ Sherrian Gunn
Date: April 18, 2007	Sherrian Gunn President and Chief Executive Officer